                                                                    EXHIBIT 10.4


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of September 1, 2000 (the "Third Amendment") is made by and among CHASE INDUSTRIES INC. (formerly, "Chase Brass Industries, Inc."), a Delaware corporation (the "Borrower"), the Guarantors and the Banks referred to in the Credit Agreement (as defined below) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Banks under the Credit Agreement (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Credit Agreement dated as of August 30, 1996, as amended (as hereafter amended, the "Credit Agreement");

         WHEREAS, the parties to the Credit Agreement desire to amend the provisions thereof as set forth herein;

         WHEREAS, capitalized terms used herein and not otherwise defined herein and defined in the Credit Agreement shall have meanings assigned to them in the Credit Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Amendments to Credit Agreement.

         A.       Extension of the Expiration Date.

                  The definition of "Expiration Date" contained in Section 1.1 is hereby amended and restated to read as follows:

                           "Expiration Date shall mean with respect to the Revolving Credit Commitments August 30, 2002 or such later date established with the consent of all of the Banks in accordance with the provisions of Section 2.7."

         B.       Leverage Ratio Level, Interest Rates.

                  (a)      Leverage Ratio Level.

                  The grid contained in the definition of "Leverage Ratio Level" is amended as follows:

                           (i) the left column of the fifth row of such grid
(i.e. the row which corresponds to Level V) which currently reads: "greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0" is hereby amended and restated to read as follows: "greater than or equal to 2.5 to 1.0"

                           (ii) the sixth row of such grid (i.e. the row which
corresponds to Level VI and the left column of which reads: "greater than or equal to 3.0 to 1.0" is hereby deleted.

                  (b)      Commitment Fee. (Section 2.3)

                           The grid contained in Section 2.3 (Commitment Fee) is
hereby amended and restated to read as follows:


              Leverage Ratio Level in Effect               Applicable Percentage
              ------------------------------               ---------------------
                             I                                     .20%
                            II                                    .225%
                            III                                    .25%
                            IV                                    .275%
                             V                                    .325%

                  (c)      Revolving Credit Euro-Rate Option.

                           The grid contained in Section 4.1(a)(ii) (Revolving
Credit Euro-Rate Option) is hereby amended and restated to read as follows:


    Leverage Ratio Level in Effect           Revolving Credit Euro-Rate Spread
    ------------------------------           ---------------------------------
                I                                        .50%
               II                                        .75%
               III                                      1.00%
               IV                                       1.25%
                V                                       1.50%


                  (d) Revolving Credit Federal Funds Rate Option (Section 4.1(a)(iii))


                           The sixth row of the grid contained in Section
4.1(a)(iii) (Revolving Credit Federal Funds Rate Option) (i.e. the row which corresponds to Level VI) is hereby deleted.

                  (e)      Effective Date of Interest Rate Changes.

                           It is acknowledged that the Leverage Ratio Level in
effect as of the date of this Third Amendment is "Level I." Effective on the Effective Date of this Third Amendment, the Applicable Percentage shall be increased from .15% to .2% and shall remain at .2% until such time as the Applicable Percentage shall change pursuant to the last paragraph of the definition of Leverage Ratio Level or otherwise pursuant to the terms of the Credit Agreement. Effective on the Effective Date of this Third Amendment, the Revolving Credit Euro-Rate Spread shall be increased from .375% to .5% and shall remain at .5% until such time as such interest rate shall change pursuant to the last paragraph of the definition of Leverage Ratio Level or otherwise pursuant to the terms of the Credit Agreement.

                  (f)      Schedules To Credit Agreement.

                  The following schedules to the Credit Agreement are hereby amended and restated in the forms attached hereto:

                  Schedule 1.1(B)   Commitments Of The Banks
                  Schedule 6.1(b)   Holders Of Voting Common Stock Of Borrower
                  Schedule 6.1(h)   Litigation
                  Schedule 6.1(m)   Patents, Trademarks, Copyrights And Licenses
                  Schedule 6.1(o)   Insurance Policies
                  Schedule 6.1(q)   Material Contracts
                  Schedule 6.1(u)   Employee Benefit Plan Disclosures
                  Schedule 6.1(v)   Collective Bargaining Agreements
                  Schedule 6.1(w)   Environmental Matters

2.       Representations and Warranties.

         The Borrower hereby represents and warrants to Banks that after giving effect to this Third Amendment, the representations and warranties of Borrower contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by Borrower on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. After giving effect to this Third Amendment, the Borrower is in compliance with all terms, conditions, provisions, and covenants contained in the Loan Agreement and the execution, delivery, and performance of this Third Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon Borrower or any of its property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Third Amendment.

3.       Conditions of Effectiveness of Amendment.

         This Third Amendment shall be effective on the date (the "Effective Date") on which each of the Borrower, the Guarantors, the Banks and the Agent have executed this Third Amendment and all of the following conditions have been satisfied:

         A.       Secretary's Certificate.

                  There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Effective Date of this Third Amendment and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                  (i) all action taken by each Loan Party in connection with this Third Amendment and; and

                  (ii) the names of the officer or officers authorized to sign this Third Amendment and the true signatures of such officer or officers.

         B.       Opinion of Counsel.

                  There shall be delivered to the Agents for the benefit of each Bank written opinion of counsel for the Borrower and its Subsidiaries dated as of the Effective Date of this Third Amendment and in form and substance satisfactory to the Agents and their counsel as to the matters set forth in
Exhibit 3(B) hereto.

         C.       Fees and Expenses.

                  The Borrower shall have paid to the Agent and the Banks any fees, including legal fees, or expenses payable under the Loan Documents.

4.       References to Credit Agreement; Inconsistency.

         On and after the Effective Date of this Third Amendment, any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or any Loan Document, the terms and provisions hereof shall control.

5.       Force and Effect.

         Each of the Guarantors and the Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Third Amendment and confirms that all such documents have remained in full force and effect since the date of their execution.

6.       Governing Law.

         This Third Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

7.       Counterparts.

         This Third Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE 1 OF 3 TO THIRD AMENDMENT]


                                            BORROWER:

                                            CHASE INDUSTRIES INC.



                                            By:  /s/ MICHAEL T. SEGRAVES
                                               ---------------------------------
                                            Name:    Michael T. Segraves
                                                 -------------------------------
                                            Title:   Chief Financial Officer
                                                  ------------------------------


                                            GUARANTORS:

                                            CHASE BRASS & COPPER COMPANY, INC.




                                            By:  /s/ MICHAEL T. SEGRAVES
                                               ---------------------------------
                                            Name:    Michael T. Segraves
                                                 -------------------------------
                                            Title:   Chief Financial Officer
                                                  ------------------------------

                                            LEAVITT TUBE COMPANY, INC.



                                            By:  /s/ MICHAEL T. SEGRAVES
                                               ---------------------------------
                                            Name:    Michael T. Segraves
                                                 -------------------------------
                                            Title:   Chief Financial Officer
                                                  ------------------------------

                                            HOLCO CORPORATION



                                            By:  /s/ MICHAEL T. SEGRAVES
                                               ---------------------------------
                                            Name:    Michael T. Segraves
                                                 -------------------------------
                                            Title:   Chief Financial Officer
                                                  ------------------------------

                   [SIGNATURE PAGE 2 OF 3 TO THIRD AMENDMENT]


                                            AGENT AND BANKS:

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            individually and as the Agent



                                            By: /s/ RICHARD C. MUNSICK
                                               ---------------------------------
                                            Name:   Richard C. Munsick
                                                 -------------------------------
                                            Title:  Managing Director
                                                  ------------------------------

                                            COMERICA BANK



                                            By:   /s/ ANTHONY L. DAVIS
                                               ---------------------------------
                                            Name:     Anthony L. Davis
                                                 -------------------------------
                                            Title:    Assistant Vice President
                                                  ------------------------------

                                            FIFTH THIRD BANK, NORTHWESTERN OHIO,
                                            N.A.



                                            By:   /s/ WILLIAM J. BEHE
                                               ---------------------------------
                                            Name:     William J. Behe
                                                 -------------------------------
                                            Title:    Senior Vice President
                                                  ------------------------------

                   [SIGNATURE PAGE 3 OF 3 TO THIRD AMENDMENT]


                                            BANK ONE, MICHIGAN
                                            (f/k/a NBD Bank)



                                            By: /s/ PATRICK F. DUNPHY
                                               ---------------------------------
                                            Name: Patrick F. Dunphy
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            FIRSTAR BANK, N.A.
                                            f/k/a Star Bank



                                            By: /s/ DAVID J. DANNEMILLER
                                               ---------------------------------
                                            Name: David J. Dannemiller
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            NATIONAL CITY BANK



                                            By: /s/ PETER J. NOTTER
                                               ---------------------------------
                                            Name: Peter J. Notter
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            KEYBANK N.A.



                                            By: /s/ RICHARD W. HECK
                                               ---------------------------------
                                            Name: Richard W. Heck
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                         LIST OF SCHEDULES AND EXHIBITS



Schedules
Schedule 1.1(B)   Commitments Of The Banks
Schedule 6.1(b)   Holders Of Voting Common Stock Of Borrower
Schedule 6.1(h)   Litigation
Schedule 6.1(m)   Patents, Trademarks, Copyrights And Licenses
Schedule 6.1(o)   Insurance Policies
Schedule 6.1(q)   Material Contracts
Schedule 6.1(u)   Employee Benefit Plan Disclosures
Schedule 6.1(v)   Collective Bargaining Agreements
Schedule 6.1(w)   Environmental Matters


Exhibits
Exhibit 3(B) -    Matters to be addressed in Opinion of Counsel

                                 Schedule 1.1(B)

                           List Of Banks, Commitments




                          Revolving        Revolving
                           Credit            Credit            Swing Loan                           Aggregate
      Bank               Commitment       Ratable Share         Maximum          Commitment      Ratable Share*
------------------      ------------      -------------       ------------      ------------     --------------

PNC Bank, National
Association             $ 10,000,000                20%      $  5,000,000      $ 10,000,000                 20%

Bank One, Michigan      $  8,000,000                16%                        $  8,000,000                 16%

National City Bank      $ 10,000,000                20%                        $ 10,000,000                 20%

Comerica Bank           $  4,000,000                 8%                        $  4,000,000                  8%

Firstar Bank, N.A.      $  4,000,000                 8%                        $  4,000,000                  8%

Keybank N.A.            $  4,000,000                 8%                        $  4,000,000                  8%

Fifth Third Bank,
Northwestern Ohio,
N.A.                    $ 10,000,000                20%                        $ 10,000,000                 20%
                        ------------      ------------       ------------      ------------       ------------

     Total              $ 50,000,000               100%      $  5,000,000      $ 50,000,000                100%
                        ============      ============       ============      ============       ============



*Figures rounded to 4 decimal places. Actual percentages may be rounded to a large number of decimal places.

                                  EXHIBIT 3(B)

                  MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL


         The opinion should address the topics covered in the warranties in the Credit Agreement listed below. The opinion should cover this Third Amendment and the Credit Agreement as amended by this Third Amendment.


          Credit Agreement
            Section Ref.               Description
          -----------------            -----------
                    6.1(a)            Organization and Qualification
                    6.1(d)            Power and Authority
                    6.1(e)            Validity and Binding Effect
                    6.1(f)            No Conflict
                    6.1(h)            Litigation
                    6.1(l)            Consents and Approvals